EQUIPMENT ACQUISITION NOTE NO. 1

   Dallas, Texas        __________, 1998                  $600,000.00

        FOR VALUE RECEIVED, the undersigned promises to pay To the order of COMERICA BANK-TEXAS (the "Bank") at 1601 Elm Street, Dallas, Texas 75201, the principal sum of Six Hundred Thousand and No/100ths Dollars ($600,000.00) in consecutive monthly installments of principal in the amount of Ten Thousand and No/100ths Dollars ($10,000.00) each, beginning December 1, 1998, and on the 1st day of each calendar month thereafter, plus interest on the unpaid principal balance of this Note at the Applicable Rate (hereinafter defined), on the first day of each month during the term of this Note, beginning December 1, 1998 until maturity, and thereafter at a default rate equal to the rate of interest otherwise prevailing hereunder plus three percent (3%) per annum (but in no event in excess of the Legal Rate, as hereinafter defined), with all outstanding principal and accrued but unpaid interest due and payable in full on the earlier of
   (i) November 1, 2003, or (ii) at Bank's sole option, the  Termination
   Date.

        All capitalized terms used but not defined herein, shall have the meanings given to such terms in that certain Second Amended and Restated Secured Loan Agreement, dated January 30th, 1998, among the undersigned and Bank (as renewed, extended, modified and restated from time to time, the "Agreement").

        This Note is an "Equipment Acquisition Note" as described in the Agreement, and is subject to the terms and provisions thereof, and the holder hereof is entitled to the benefits thereof and may enforce the agreements contained therein and exercise the remedies provided for thereby or otherwise in respect thereof, all in accordance with the terms thereof.

        Subject to the provisions hereof, the undersigned shall have the option (an "Interest Option") exercisable from time to time to designate portions of the unpaid principal balance of this Note to bear interest at the Prime Rate (such portions being herein referred to as a "Prime Rate Balance") or at the LIBOR Rate (such portions being herein referred to as a "LIBOR Balance"), provided, however, that no LIBOR Balance designated for any LIBOR Interest Period (hereinafter defined) shall be less than $500,000.

        The term "Applicable Rate", as used herein, shall mean (i) with respect to any Prime Rate Balance outstanding from time to time, a fluctuating per annum rate of interest equal to the Prime Rate, and
   (ii) with respect to any LIBOR Balance outstanding from time to time, a per annum rate of interest equal to one and one-half percent (1.5%) above the LIBOR Rate for the LIBOR Interest Period then in effect with respect to such LIBOR Balance. Each determination by Bank of the LIBOR Rate or Prime Rate, as the case may be, shall, in the absence of manifest error, be conclusive and binding.

        The term "Interest Notice" shall mean the written notice given by the undersigned of the Interest Option selected hereunder and specifying the amount of principal to bear interest at the rate selected.

        The term "Prime Rate", as used herein, shall mean that annual rate of interest designated by the Bank as its prime rate and which is changed by the Bank from time to time. The Bank's prime rate is a reference rate and does not necessarily represent the lowest or best rate actually charged by the Bank to any of its customers. The Bank may make commercial loans at rates of interest at, above or below its prime rate.

        The term "LIBOR Rate", as used herein, shall mean, with respect to any LIBOR Interest Period, the interest rate per annum conclusively determined by the Bank to be the per annum rate (as adjusted for any applicable reserve requirements applicable to "eurocurrency liabilities" pursuant to Regulation D or any other applicable regulation of the Board of Governors (or any successor) which prescribes reserve requirements applicable to "eurocurrency liabilities" as presently defined in Regulation D, or any eurocurrency funding) at which deposits in immediately available funds in U.S. dollars are offered to the Bank (at such time as the Bank elects on the first day of such LIBOR Interest Period) by prime banks in the interbank eurodollar market selected by Bank for delivery on the first day of such LIBOR Interest Period in an amount equal to the principal amount of the corresponding LIBOR Balance for a period equal to the length of such LIBOR Interest Period.

        The term "LIBOR Interest Period", as used herein, shall mean, with respect to any LIBOR Balance, a period commencing on the date upon which, pursuant to an Interest Notice, the principal amount of such LIBOR Balance begins to accrue interest at the LIBOR Rate (or, in the case of a rollover to a successive LIBOR Interest Period, the last day of the immediately preceding LIBOR Interest Period) and ending 30, 60, 90, 180 or 360 days (whichever is selected by the undersigned in the applicable Interest Notice) after the commencement date; provided, that: (i) any LIBOR Interest Period which would otherwise end on a day which is not a LIBOR Business Day shall be extended to the next succeeding LIBOR Business Day (unless such LIBOR Business Day falls in another calendar month, in which case such LIBOR Interest Period shall end on the next preceding LIBOR Business
   Day); and (ii) any LIBOR Interest Period which begins on the last LIBOR Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such LIBOR Interest Period) shall, subject to clause (A) above, end on the last LIBOR Business Day of a calendar month.

        The term "LIBOR Business Day", as used herein, shall mean a day on which dealings in U.S. dollars are carried out in the interbank eurodollar market selected by Bank.

        The Interest Option shall be exercisable by the undersigned subject to the other limitations in this Note on the undersigned's option to designate a portion of the unpaid principal balance hereof as a LIBOR Balance and only in the manner provided below:

             At least two (2) LIBOR Business Days prior to the date hereof the undersigned shall give the Bank (an Interest Notice) specifying the initial Interest Option(s) and the respective initial amounts of the Prime Rate Balance, and LIBOR Balance designated by the undersigned. If the required Interest Notice shall not have been timely received by the Bank or fails to designate all or any portion of the unpaid principal balance of this Note as either a Prime Rate Balance or a LIBOR Balance in accordance with the terms and provisions of this Note, the undersigned shall be deemed conclusively to have designated such amounts to be a Prime Rate Balance and to have given the Bank notice of such designation.

             At  least  two  (2)  LIBOR  Business  Days  prior  to   the
   termination of any LIBOR Interest Period for a LIBOR Balance, the undersigned shall give the Bank an Interest Notice specifying the Interest Option which is to be applicable to such LIBOR Balance upon the expiration of such LIBOR Interest Period, provided, however, no Interest Option specifying an interest rate based on the LIBOR Rate shall end after the Termination Date. If the required Interest Notice shall not have been timely received by the Bank prior to the expiration of such LIBOR Interest Period, the undersigned shall be deemed conclusively to have designated such LIBOR Balance to become a Prime Rate Balance immediately upon the expiration of such LIBOR Interest Period and to have given the Bank notice of such designation.

             The undersigned shall have the right to convert an eligible portion of the Prime Rate Balance to a LIBOR Balance by giving the Bank an Interest Notice of such designation at least two (2) LIBOR Business Days prior to the effective date of such exercise. Additionally, upon termination of any LIBOR Interest Period, the undersigned shall have the right, on any LIBOR Business Day, to convert all or a portion of such principal amount from the LIBOR Balance to a Prime Rate Balance by giving Bank an Interest Notice of such selection at least two (2) LIBOR Business Days prior to effective date of such exercise. An Interest Notice shall be irrevocable and binding on the undersigned and the undersigned shall indemnify Bank against any loss or expense incurred by Bank due to sums paid or payable to fund the LIBOR Balance when such LIBOR Balance is not made on such date.

        Each change in the interest rate applicable to the Prime Rate Balance or the LIBOR Balance shall become effective without prior notice to the undersigned automatically as of the opening of business on the date of such change in the Prime Rate or the LIBOR Rate, as the case may be provided, that, the LIBOR Rate shall not change during any applicable LIBOR Interest Period. Interest on this Note shall be calculated on the basis of a 360-day year for the actual number of days outstanding.

        If the Bank determines that deposits in U.S. dollars (in the applicable amounts) are not being offered to the Bank in the interbank eurodollar market selected by the Bank for such LIBOR Interest Period, or that the rate at which such dollar deposits are being offered will not adequately and fairly reflect the cost to the Bank of making or maintaining a LIBOR Balance for the applicable LIBOR Interest Period, the Bank shall forthwith give notice thereof to the undersigned, whereupon until the Bank notifies the undersigned that such circumstances no longer exist, (i) the right of the undersigned to select an Interest Option based upon the LIBOR Rate shall be suspended, and (ii) each LIBOR Balance in effect shall thereupon automatically be converted into a Prime Rate Balance in accordance with the provisions hereof. If notice has been given by the Bank to the undersigned requiring a LIBOR Balance to be repaid or converted, then unless and until the Bank notifies the undersigned that the circumstances giving rise to such repayment or conversion no longer apply, the only Interest Option available shall be a rate based upon the Prime Rate. If the Bank notifies the undersigned that the circumstances giving rise to such repayment or conversion no longer apply, the undersigned may thereafter select a rate based upon the LIBOR Rate in accordance with the terms of this Note.

        If the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impractical for the Bank to make or maintain a LIBOR Balance, the Bank shall so notify the undersigned and any then-existing LIBOR Balance shall automatically convert to a Prime Rate Balance either
   (i) on the last day of the then-current LIBOR Interest Period applicable to such LIBOR Balance, if the Bank may lawfully continue to maintain and fund such LIBOR Balance to such day, or
   (ii) immediately, if the Bank may not lawfully continue to maintain such LIBOR Balance to such day.

        If either (i) the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall subject the Bank to any tax (including without limitation any United States interest equalization or similar tax, however named), duty or other charge with respect to any LIBOR Balance, this Note or the Bank's obligation to compute interest on the principal balance of this Note at a rate based upon the LIBOR Rate, or shall change the basis of taxation of payments to the Bank of the principal of or interest on any LIBOR Balance or any other amounts due under this
   Note in respect of any LIBOR Balance or the Bank's obligation to compute the interest on the balance of this Note at a rate based upon the LIBOR Rate, or (ii) any governmental authority, central bank or other comparable authority shall at any time impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System) other than as is included above, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, the Bank, or shall impose on the Bank (or its eurodollar lending office) or any relevant interbank eurodollar market any other condition affecting any LIBOR Balance, this Note or the Bank's obligation to compute the interest on the balance of this Note at a rate based upon the LIBOR Rate; and the result of any of the foregoing is to increase the cost to the Bank of maintaining any LIBOR Balance, or to reduce the amount of any sum received or receivable by the Bank under this Note by an amount deemed by the Bank to be material, then upon demand by the Bank, the undersigned shall pay to the Bank such additional amount or amounts as will compensate the Bank for such increased cost or reduction. The Bank will promptly notify the undersigned of any event of which it has knowledge, occurring after the date hereof, which will entitle the Bank to compensation pursuant to this paragraph. A certificate of the Bank claiming compensation under this paragraph and setting forth the additional amount or amounts to be paid to the Bank hereunder shall be conclusive in the absence of manifest error.

        The undersigned may not repay any LIBOR Balance or convert all or any portion of a LIBOR Balance to a Prime Rate Balance prior to the expiration of the applicable LIBOR Interest Period, unless
   (i) such repayment or conversion is specifically required by the terms of this Note, (ii) the Bank demands that such repayment or conversion be made, or (iii) the Bank, in its sole discretion, consents to such repayment or conversion. If for any reason any LIBOR Balance is repaid or converted prior to the expiration of the corresponding LIBOR Interest Period, the undersigned shall pay to the Bank on demand any amounts required to compensate the Bank for any losses, costs or expenses which it may incur as a result of such repayment or conversion. A certificate of the Bank claiming compensation under this paragraph and setting forth the additional amount or amounts to be paid to the Bank hereunder shall be conclusive in the absence of manifest error.

        The books and records of the Bank shall be the best evidence of the principal amount and the unpaid interest amount owing at any time hereunder and shall be conclusive absent manifest error. Interest shall accrue and be computed on the principal balance outstanding from time to time hereunder until the same is paid in full.

        This  Note  is  secured  by  the  Collateral  described  in  the
   Agreement  (including,  without  limitation,  all  Accounts,  Chattel
   Paper, Documents, Equipment, Fixtures, Real Property, General Intangibles, Goods, Instruments and Inventory of North American Spring & Stamping Corp. (Delaware), Hilite Industries-Texas, Inc., Hilite Industries-Delaware, Inc., and the undersigned), and reference is hereby made to the Agreement for, among other things, the conditions under which this Note may or must be paid in whole or in part prior to its due date. Bank is hereby granted a security interest in all property of the undersigned at any time in the possession of Bank or any Affiliate of Bank (or as to which Bank or any Affiliate of Bank at any time controls possession by documents or otherwise) and in all balances of deposit or other accounts (including, without limitation, an account evidenced by a certificate of deposit).

        If an Event of Default occurs and is not cured within the time, if any, provided for by the Agreement, or the undersigned or any indorser, guarantor or accommodation party (or any of them) fails to pay this Note or any other Indebtedness when due (by demand, upon maturity, upon acceleration or otherwise) then the Bank may at its option and without prior notice to the undersigned or any indorser, guarantor or accommodation party (or any of them) exercise any one or more of the rights and remedies granted by the Agreement or any document contemplated thereby or given to a secured party under applicable law, including, without limitation, the right to accelerate this Note and any other Indebtedness and the right to sell or liquidate all or any portion of the Collateral, and may set off against the principal of and interest on this Note or against any other Indebtedness (i) any amount owing by Bank to the undersigned,
   (ii) any property of the undersigned at any time in the possession of Bank or any Affiliate of Bank, and (iii) any amount in any deposit or other account (including, without limitation, an account evidenced by a certificate of deposit) of the undersigned with Bank or any Affiliate of Bank.

        This Note shall bind the undersigned and the undersigned's heirs, personal representatives, successors and assigns.

        If at any time the relevant Contract Rate exceeds the Legal Rate, the interest payable hereunder shall be computed upon the basis of the Legal Rate, but any subsequent reduction in the relevant Contract Rate shall not reduce the applicable interest rate hereunder below the Legal Rate until the aggregate amount of interest accrued and payable hereunder equals the total amount of interest which would have accrued hereunder if the applicable interest rate hereunder had been at all times computed solely on the basis of the relevant Contract Rate.

        No agreements, conditions, provisions or stipulations contained in this Note, or the default of the undersigned, or the exercise by the holder hereof of the right to accelerate the payment or the maturity of principal and interest, or to exercise any option whatsoever contained herein, or in any other agreements between the undersigned and Bank, or the arising of any contingency whatsoever, shall entitle the holder of this Note to collect, in any event, interest exceeding the maximum rate of nonusurious interest allowed from time to time by applicable state or federal law as now or as may hereinafter be in effect (the "Legal Rate"). Unless preempted by federal law, the rate of interest from time to time in effect hereunder shall not exceed the "applicable rate ceiling" from time to time in effect under Article 5069-1D.001 et seq., Vernon's Texas Civil Statutes (and as the same may be incorporated by reference in other Texas statutes), as amended or codified. All agreements, conditions or stipulations, if any, which may in any event or contingency whatsoever operate to bind, obligate or compel the undersigned to pay a rate of interest exceeding the Legal Rate shall be without binding force or effect, at law or in equity, to the extent only of the excess of interest over such Legal Rate. In the event any interest is charged in excess of the Legal Rate (hereinafter referred to as the "Excess"), the undersigned acknowledges and stipulates that any such charge shall be the result of an accidental and bona fide error, and such Excess shall be first applied to reduce the principal then unpaid hereunder; second, applied to reduce any obligation for other Indebtedness of the undersigned to Bank; and third, returned to the undersigned, it being the intention of the parties hereto not to enter at any time into an usurious or other illegal relationship. The undersigned recognizes that such an unintentional result could inadvertently occur. By the execution of this Note, the undersigned covenants that (a) the credit or return of any Excess shall constitute the acceptance by the undersigned of such Excess, and (b) the undersigned shall not seek or pursue any other remedy, legal or equitable, against Bank or any holder hereof based, in whole or in part, upon the charging or receiving of any interest in excess of the Legal Rate. For the purpose of determining whether or not any Excess has been contracted for, charged or received by Bank or any holder hereof, all interest at any time contracted for, charged or received by Bank or any holder hereof, in connection with this Note, shall be amortized, prorated, allocated and spread in equal parts during the entire term of this
   Note. For the sole purpose of computing the extent of the Indebtedness and obligations of the undersigned asserted hereunder by Bank or any holder hereof, the figures set forth herein and the provisions hereof shall be automatically recomputed by the undersigned, and by any court considering the same, to give effect to the adjustments or credits required by this paragraph.

        THE UNDERSIGNED AND ALL ACCOMMODATION PARTIES, GUARANTORS AND ENDORSERS, IF ANY, (I) WAIVE DEMAND AND NOTICE OF DEMAND, (II) WAIVE PRESENTMENT, NOTICE OF INTENTION TO DEMAND, PROTEST AND NOTICE OF PROTEST, NOTICE OF DISHONOR, NOTICE OF INTENTION TO ACCELERATE, NOTICE OF ACCELERATION, AND ALL OTHER NOTICES OTHER THAN AS EXPRESSLY PROVIDED IN THE AGREEMENT, (III) AGREE THAT NO EXTENSION OR INDULGENCE TO THE UNDERSIGNED OR RELEASE OR NON-ENFORCEMENT OF ANY SECURITY, WHETHER WITH OR WITHOUT NOTICE, SHALL AFFECT THE
   OBLIGATIONS OF ANY  ACCOMMODATION PARTY, GUARANTOR  OR ENDORSER,  AND
   (IV) AGREE TO REIMBURSE THE HOLDER OF THIS NOTE FOR ANY AND ALL COSTS AND EXPENSES INCURRED IN COLLECTING OR ATTEMPTING TO COLLECT ANY AND ALL PRINCIPAL AND INTEREST UNDER THIS NOTE (INCLUDING, BUT NOT LIMITED TO, COURT COSTS AND REASONABLE ATTORNEYS' FEES, WHETHER IN-HOUSE OR OUTSIDE COUNSEL IS USED AND WHETHER SUCH COSTS AND EXPENSES ARE INCURRED IN FORMAL OR INFORMAL COLLECTION ACTIONS, FEDERAL BANKRUPTCY PROCEEDINGS, APPELLATE PROCEEDINGS, PROBATE PROCEEDINGS, OR OTHERWISE.

        The undersigned, if two or more in number, shall be jointly and severally bound hereunder.

        All notices required or permitted under this Note shall be in writing and shall be deemed to have been delivered when delivered in accordance with the provisions of the Agreement.

        IN WITNESS WHEREOF, the undersigned has executed this Note this _____ day of ____________, 1998.

                                 HILITE INDUSTRIES, INC.

                                 By:    /s/ Samuel M. Berry
                                 Name:  Samuel M. Berry
                                 Title: President and
                                        Chief Operating Officer

                                 HILITE INDUSTRIES AUTOMOTIVE, LP,
                                 a Texas limited partnership
                                 By:HILITE INDUSTRIES-TEXAS, INC.,
                                 a Delaware corporation,
                                 as its general partner


                                 By:    /s/ Daniel W. Brady
                                 Name:  Daniel W. Brady
                                 Title: Chief Executive
                                           Officer